UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    December 29, 2014

PRESTON CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-193967

Nevada	46-4474279
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

311 West Third Street, Suite 4001, Carson City, NV 89703
(Address of Principal Executive Offices, Including Zip Code)

(775) 345-3449
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause New Western Energy Corporation’s (“NWE”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe NWE’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. NWE’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, NWE undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 27, 2015, pursuant to a License Purchase Agreement, the Company acquired all of the right, title and interest in and to a license to develop and mine for gold on approximately 80.4 square kilometers located southeast of Handeni in eastern Tanzania (the “License”). The License was acquired from AFGF (Tanzania) Ltd. (“AFGF”) for 500,000 shares of the Company’s Series A Preferred Convertible Preferred Stock (the “Purchase Price”). AFGF is a wholly-owned subsidiary of Kokanee Placer Ltd., a corporation wholly-owned by Laurence Stephenson, the President, director and majority shareholder of the Company. The Board reviewed the transaction, and without Mr. Stephenson voting, the transaction was approved.  The Board believes that Purchase Price for this acquisition was fair and reasonable and at or below the fair market price that an independent third party would pay. The Board further believes that this acquisition is in the best interests of both the Company and its shareholders.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.01 are incorporated by reference into this Item 3.02.

On January 30, 2015, we issued a total of 500,000 shares of our newly designated Series A Convertible Preferred Stock to Laurence Stephenson, our President, in exchange for the acquisition of a License to develop and mine for gold on property located in Tanzania.

These securities were issued pursuant to Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The investor represented his intention to acquire the securities for investment only and not with a view towards distribution. The investor was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising. We directed our transfer agent to issue the stock certificates with the appropriate restrictive legend affixed to the restricted stock.

Item 3.03 Material Modification of Rights of Security Holders

On December 29, 2014, we filed an Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State. The Certificate of Amendment amended the Article 3 of the Company’s Articles of Incorporation to: authorize the issuance of up to five million (5,000,000) shares of Preferred Stock, par value $0.001 per share, of which the voting and other powers, preferences and relative, participating, optional and other rights and qualifications, limitations and restrictions of the shares of such series shall be determined by the Board of Directors. As a result of the Certificate of Amendment, we now have two hundred and five million (205,000,000) authorized shares, par value $0.001 per share, consisting of two classes designated as “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that we have authority to issue is two hundred million (200,000,000) shares and the total number of shares of Preferred Stock that we have authority to issue is five million (5,000,000) shares. Our Board of Directors and a majority of our shareholders approved the Certificate of Amendment.

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on December 29, 2014 is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

On January 7, 2015, pursuant to Article 3 of our Articles of Incorporation, our Board of Directors voted to designate a class of preferred stock entitled Series A Convertible Preferred Stock (“Series A Preferred Stock”), consisting of five hundred thousand (500,000) shares, par value $0.001. Under the Certificate of Designation, holders of Series A Preferred Stock will participate on an equal basis per-share with holders of our common stock in any distribution upon winding up, dissolution, or liquidation. Holders of Series A Preferred Stock may convert their shares into shares of our common stock on the basis of one (1) share of common stock for every one (1) share of Series A Preferred Stock converted. Holders are further entitled to vote together with the holders of our common stock on all matters submitted to shareholders at a rate of 200 votes for each share of Series A Preferred Stock held.

The rights of the holders of Series A Preferred Stock are defined in the Certificate of Designation filed with the Nevada Secretary of State on January7, 2015, attached hereto as Exhibit 3.2, and is incorporated by reference herein.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Although there are no changes in control, as a result of the issuance to company controlled by Mr. Stephenson, of 500,000 Series A Convertible Preferred Stock with its provision for 200 votes for every one share of Series A Convertible Preferred Stock owned, Mr. Stephenson, together with his ownership of 98,000,000 shares of common stock, has increased his voting majority from approximately 57.6% to approximately 73.5%.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2014, the board of directors appointed Ronald Mitchell to the board of directors.

Mr. Ronald Mitchell (age 57) has worked for various mining companies in Canada for over 10 years. He is the president of Geofin, a geological and financial consulting service for developing and small mining companies. He has been responsible for organizing and setting up displays at mining shows for various companies. Mr. Mitchell has also provided investor relation services to several Canadian mining companies.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment
3.2	Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Preston Corp.

/s/ Laurence Stephenson

Laurence Stephenson, President

Date: February 3, 2015